UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 17, 2024

Universal Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33251	65-0231984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1110 W. Commercial Blvd., Fort Lauderdale, Florida 33309
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (954) 958-1200
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	UVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company's shareholders voted on the following proposals at the Company's annual shareholder meeting on June 13, 2024. The final voting results are provided below.
Proposal No. 1: Election of Directors. The following individuals were elected to the Company's Board of Directors by the holders of the Company's common stock and Series A Preferred Stock, voting together as one class:

Name	For	Against	Abstain	Broker Non-Votes
Carol G. Barton	18,888,369	192,424	38,456	3,133,412
Shannon A. Brown	18,827,132	253,863	38,254	3,133,412
Scott P. Callahan	16,448,207	2,631,007	40,035	3,133,412
Kimberly D. Campos	18,538,674	539,950	40,625	3,133,412
Stephen J. Donaghy	18,605,711	474,905	38,633	3,133,412
Sean P. Downes	18,269,587	811,617	38,045	3,133,412
Marlene M. Gordon	18,358,840	722,979	37,430	3,133,412
Francis X. McCahill	17,726,071	1,354,233	38,945	3,133,412
Richard D. Peterson	18,667,477	412,751	39,021	3,133,412
Michael A. Pietrangelo	18,140,867	937,984	40,398	3,133,412
Ozzie A. Schindler	17,466,998	1,627,302	24,949	3,133,412
Jon W. Springer	18,575,033	490,812	53,404	3,133,412

Proposal No. 2: The shareholders approved the Amended and Restated Universal Insurance Holdings, Inc. 2021 Omnibus Incentive Plan.

For:	17,224,306
Against:	1,808,745
Abstain:	86,198
Broker Non-Votes:	3,133,412

Proposal No. 3: The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers.

For:	18,084,178
Against:	934,423
Abstain:	100,648
Broker Non-Votes:	3,133,412

Proposal No. 4: The shareholders ratified the appointment of Plante & Moran, PLLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.

For:	21,329,057
Against:	611,028
Abstain:	312,576

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2024	UNIVERSAL INSURANCE HOLDINGS, INC.

	By:	/s/ Stephen J. Donaghy
	Name:	Stephen J. Donaghy
	Title:	Chief Executive Officer